                                                                    EXHIBIT 99.2
                       NOTICE OF GUARANTEED DELIVERY FOR
                       CROWN CASTLE INTERNATIONAL CORP.

  This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Crown Castle International Corp. (the "Company") made
pursuant to the Prospectus, dated          (the "Prospectus"), and the
enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Preferred Stock of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to ChaseMellon Shareholder Services (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

         Delivery To: ChaseMellon Shareholder Services, Exchange Agent


         By Mail:           By Overnight Courier:         By Hand:                  By Facsimile:
 ChaseMellon Shareholder   ChaseMellon Shareholder ChaseMellon Shareholder      Fax No. (214) 965-2233
       Services, LLC            Services, LLC           Services, LLC      (For Eligible Institutions Only)
     2323 Bryan Street        2323 Bryan Street       2323 Bryan Street
        Suite 2300               Suite 2300              Suite 2300
     Dallas, TX 75201         Dallas, TX 75201        Dallas, TX 75201

  Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

  Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the aggregate liquidation preference of Old Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Aggregate Liquidation Preference of
Old Preferred Stock Tendered:            If Old Preferred Stock will be
                                         delivered by book-entry transfer to
                                         Chase Mellon Shareholder Services,
                                         provide account number.

$ ____________________________________

Certificate Nos. (if available):


                                         Account Number _______________________
--------------------------------------

Total Aggregate Liquidation
Preference Represented by Old
Preferred Stock Certificate(s):

$ ____________________________________

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  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE


 X ___________________________________    ------------------------------------


 X  __________________________________    ------------------------------------
  Signature(s) of Owner(s)                        Date
  or authorized Signatory

  Area Code and Telephone Number:____________________________________________

   Must be signed by the holder(s) of Old Preferred Stock as the name(s) of such holder(s) appear(s) on the Old Preferred Stock certificate(s) or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

 Name(s):_____________________________________________________________________

           ------------------------------------------------------------------

           ------------------------------------------------------------------

 Capacity:____________________________________________________________________

 Address(es):_________________________________________________________________

           ------------------------------------------------------------------

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                                   GUARANTEE

   The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Preferred Stock into the Exchange Agent's account at ChaseMellon Shareholder Services pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five business days after the Expiration Date.

 -------------------------------------    ------------------------------------
             Name of Firm                         Authorized Signature

                                          ------------------------------------
 -------------------------------------                   Title
                Address                   Name:_______________________________
 -------------------------------------           (Please Type or Print)
               Zip Code                   Dated:______________________________
 Area Code and Tel. No.:______________


NOTE: DO NO SEND CERTIFICATES FOR OLD PREFERRED STOCK WITH THIS FORM. CERTIFICATES FOR OLD PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.